Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Oregon Community Credit Union

2880 Chad Drive

Eugene, Oregon 97408

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of OCCU Auto Receivables Trust 2026-1. Oregon Community Credit Union (d/b/a OCCU) (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 13, 2026, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business June 30, 2026, with respect to 13,645 automobile receivables (the “Statistical Data File”).

At the Company’s instruction, we randomly selected 125 automobile receivables (the “Sample Receivables”) from the Statistical Data File and performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.	Vehicle identification number (“VIN”)	7.	Vehicle make
2.	Origination date	8.	Vehicle model
3.	Original amount financed	9.	Vehicle model year
4.	Original term to maturity	10.	Original monthly P&I payment
5.	Original annual percentage rate (“APR”)	11.	Borrower state
6.	Model type	12.	FICO score

We compared Characteristics 1. through 11. to the corresponding information set forth on, or derived from, the Installment Sales Contract or the Revised Truth-in-Lending Disclosure (collectively, the “Contract”).

We compared Characteristic 12. to the corresponding information set forth on the “Credit Report.”

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or other related correspondence (collectively, the “Title Certificate”).

Member of Deloitte Touche Tohmatsu Limited

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 2., differences of 60 days or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristics 3. and 10., differences of $1.00 or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 4., differences of 2 months or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 5., for the Sample Receivables indicated in Appendix A, we noted a difference with respect to the annual percentage rate set forth the Statistical Data File when compared to the annual percentage rate set forth on the Contract. For these Sample Receivables, we were instructed to perform an additional procedure and compare the annual percentage rate set forth on the Statistical Data File to the corresponding information set forth on the “Invoice”. Further, differences of 0.01% or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 11, for the Sample Receivable indicated in Appendix B, we noted a difference with respect to the borrower state set forth the Statistical Data File when compared to the borrower state set forth on the Contract. For this Sample Receivable, we were instructed to perform an additional procedure and compare the borrower state set forth on the Statistical Data File to the corresponding information set forth on the Invoice; and

•	with respect to our comparison of Characteristic 12., in those instances in which we observed both a borrower and co-borrower FICO score on the Credit Report, we compared the higher FICO score, as set forth on the Credit Report, to the FICO score set forth on the Statistical Data File.

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of or identified the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company is annotated on the Title Certificate;

•	the existence of a Credit Application (the “Application”),

•	a Truth-in-Lending Disclosure Statement;

•	Credit Report for the borrower and co-borrower (if applicable); and

•	the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”).

The automobile receivable documents described above, and any other related documents used in support of the Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Receivable Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 5, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 5, 2026.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 5. for the following Sample Receivables:

1403886849
1404112128
1404315863
1404425498
1404428286
1404570102
1404777104
1404835407
1404840711
1405119636
1405167429
1405512294
1405527128
1405592361
1405685900
1405726390
1405736282
1405740366
1405755589
1405853987
1405922394
1405933680
1405937442

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 5, 2026.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 11. for the following Sample Receivable:

1404425498

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.